Organization and Summary of Significant Accounting Policies (Policies)	12 Months Ended
Jun. 28, 2015
Organization Consolidation And Presentation Of Financial Statements [Abstract]
Principles of Consolidation and Presentation

Principles of Consolidation and Presentation: The accompanying consolidated financial statements include the accounts of STRATTEC SECURITY CORPORATION, its wholly owned Mexican subsidiary, and its majority owned subsidiaries. Equity investments for which STRATTEC exercises significant influence but does not control and is not the primary beneficiary are accounted for using the equity method. All significant inter-company transactions and balances have been eliminated.

New Accounting Standards

New Accounting Standards: In August 2014, the FASB issued an update to the accounting guidance on determining when and how to disclose going-concern uncertainties in the financial statements. The new standard requires management to perform interim and annual assessments of an entity’s ability to continue as a going concern within one year of the date the financial statements are issued. An entity must provide certain disclosures if conditions or events raise substantial doubt about the entity’s ability to continue as a going concern. This accounting update is effective for annual and interim periods beginning on or after December 15, 2016, with early adoption permitted. We do not expect that the adoption of this pronouncement will have a material impact on our consolidated financial statements.

In May 2014, the FASB issued an update to the accounting guidance for the recognition of revenue arising from contracts with customers. The update supersedes most current revenue recognition guidance and outlines a single comprehensive model for revenue recognition based on the principle that an entity should recognize revenue in an amount that reflects the expected consideration to be received in the exchange of goods and services. The guidance update also requires additional disclosure about the nature, amount, timing and uncertainty of revenue and cash flows arising from customer contracts. The guidance update is effective for annual reporting periods beginning after December 15, 2017 and becomes effective for us at the beginning of our 2019 fiscal year. We are currently assessing the impact that this guidance will have on our consolidated financial statements.

In February 2015, the FASB issued an update to the accounting guidance that amends current consolidation guidance by modifying the evaluation of whether limited partnerships and similar legal entities are variable interest entities or voting interest entities, eliminating the presumption that a general partner should consolidate a limited partnership, and affects the consolidation analysis of reporting entities that are involved with variable interest entities. The update is effective for interim and annual reporting periods beginning after December 15, 2015, with early adoption permitted. We do not expect that the adoption of this pronouncement will have a material impact on our consolidated financial statements.

Fiscal Year	Fiscal Year: Our fiscal year ends on the Sunday nearest June 30. The years ended June 28, 2015, June 29, 2014 and June 30, 2013 are each comprised of 52 weeks
Use of Estimates

Use of Estimates: The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses for the periods presented. These estimates and assumptions could also affect the disclosure of contingencies. Actual results and outcomes may differ from management’s estimates and assumptions.

Cash and Cash Equivalents

Cash and Cash Equivalents: Cash and cash equivalents include all short-term investments with an original maturity of three months or less due to the short-term nature of the instruments. Excess cash balances are placed in short-term commercial paper. As of June 28, 2015, $14.8 million of our cash and cash equivalents balance held by our foreign subsidiaries in Mexico was deemed to be permanently reinvested.

Derivatives Instruments

Derivative Instruments: We own and operate manufacturing operations in Mexico. As a result, a portion of our manufacturing costs are incurred in Mexican pesos, which causes our earnings and cash flows to fluctuate as a result of changes in the U.S. dollar / Mexican peso exchange rate. During fiscal 2013, we had agreements with Bank of Montreal that provided for two weekly Mexican peso currency option contracts to cover a portion of our weekly estimated peso denominated operating costs. The contracts with Bank of Montreal expired on June 28, 2013. The two weekly option contracts were for equivalent notional amounts. The contracts provided for the purchase of Mexican pesos at an average U.S. dollar / Mexican peso exchange rate of 12.40 if the spot rate at the weekly expiry date was below an average of 12.40 or for the purchase of Mexican pesos at an average U.S. dollar / Mexican peso exchange rate of 13.40 if the spot rate at the weekly expiry date was above an average of 13.40. Our objective in entering into these currency option contracts was to minimize our earnings volatility resulting from changes in exchange rates affecting the U.S. dollar cost of our Mexican operations. The Mexican peso option contracts were not used for speculative purposes and were not designated as hedges. As a result, all currency option contracts were recognized in our accompanying consolidated financial statements at fair value and changes in the fair value of the currency option contracts were reported in current earnings as part of Other Income, net. The premiums paid and received under the weekly Mexican peso currency option contracts netted to zero. As a result, premiums related to the contracts did not impact our earnings. No Mexican peso currency option contracts were in effect during fiscal 2015 or 2014 and none were outstanding as of June 28, 2015, June 29, 2014 or June 30, 2013.

The pre-tax effects of the Mexican peso option contracts on the accompanying Consolidated Statements of Income and Comprehensive Income consisted of the following (thousands of dollars):

	Other Income, net
	June 28, 2015	June 29, 2014	June 30, 2013
Not Designated as Hedging Instruments:
Realized gain	$—	$—	$27
Realized (loss)	$—	$—	$(39)
Unrealized gain	$—	$—	$395

Fair Value of Financial Instruments

Fair Value of Financial Instruments: The fair value of our cash and cash equivalents, accounts receivable, accounts payable, and borrowings under credit facility approximated book value as of June 28, 2015 and June 29, 2014. Fair Value is defined as the exchange price that would be received for an asset or paid for a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Valuation techniques used to measure fair value must maximize the use of observable inputs and minimize the use of unobservable inputs. There is an established fair value hierarchy based on three levels of inputs, of which the first two are considered observable and the last unobservable. Level 1 – Quoted prices in active markets for identical assets or liabilities. These are typically obtained from real-time quotes for transactions in active exchange markets involving identical assets. Level 2 – Inputs, other than quoted prices included within Level 1, which are observable for the asset or liability, either directly or indirectly. These are typically obtained from readily-available pricing sources for comparable instruments. Level 3 – Unobservable inputs, where there is little or no market activity for the asset or liability. These inputs reflect the reporting entity’s own assumptions of the data that market participants would use in pricing the asset or liability, based on the best information available in the circumstances. The following table summarizes our financial assets and liabilities measured at fair value on a recurring basis as of June 28, 2015 and June 29, 2014 (thousands of dollars):

	June 28, 2015				June 29, 2014
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Assets:
Rabbi Trust Assets:
Stock Index Funds:
Small Cap	$372	$—	$—	$372	$346	$—	$—	$346
Mid Cap	365	—	—	365	226	—	—	226
Large Cap	490	—	—	490	448	—	—	448
International	438	—	—	438	446	—	—	446
Fixed Income Funds	679	—	—	679	754	—	—	754
Cash and Cash Equivalents	—	—	—	—	—	28	—	28
Total assets at fair value	$2,344	$—	$—	$2,344	$2,220	$28	$—	$2,248

The Rabbi Trust assets fund our supplemental executive retirement plan and are included in Other Long-Term Assets in the accompanying Consolidated Balance Sheets. There were no transfers between Level 1 and Level 2 assets during 2015 or 2014.

Receivables

Receivables: Receivables consist primarily of trade receivables due from Original Equipment Manufacturers in the automotive industry and locksmith distributors relating to our service and aftermarket sales. We evaluate the collectability of receivables based on a number of factors. An allowance for doubtful accounts is recorded for significant past due receivable balances based on a review of the past due items, general economic conditions and the industry as a whole. Changes in the allowance for doubtful accounts were as follows (thousands of dollars):

	Balance, Beginning of Year	Provision for Doubtful Accounts	Net Write-Offs	Balance, End of Year
Year ended June 28, 2015	$500	$—	$—	$500
Year ended June 29, 2014	$500	$—	$—	$500
Year ended June 30, 2013	$500	$—	$—	$500

Inventories

Inventories: Inventories are comprised of material, direct labor and manufacturing overhead, and are stated at the lower of cost or market using the first-in, first-out (“FIFO”) cost method of accounting. Inventories consisted of the following (thousands of dollars):

	June 28, 2015	June 29, 2014
Finished products	$11,358	$9,034
Work in process	7,746	7,386
Purchased materials	17,982	16,232
	37,086	32,652
Excess and obsolete reserve	(2,300)	(2,150)
Inventories, net	$34,786	$30,502

We record a reserve for excess and obsolete inventory based on historical and estimated future demand and market conditions. The reserve level is determined by comparing inventory levels of individual materials and parts to historical usage and estimated future sales by analyzing the age of the inventory in order to identify specific materials and parts that are unlikely to be sold. Technical obsolescence and other known factors are also considered in evaluating the reserve level. The activity related to the excess and obsolete inventory reserve was as follows (thousands of dollars):

	Balance, Beginning of Year	Provision Charged to Expense	Amounts Written Off	Balance, End of Year
Year ended June 28, 2015	$2,150	$655	$505	$2,300
Year ended June 29, 2014	$1,500	$1,122	$472	$2,150
Year ended June 30, 2013	$1,300	$511	$311	$1,500

Customer Tooling in Progress

Customer Tooling in Progress: We incur costs related to tooling used in component production and assembly. Costs for development of certain tooling, which will be directly reimbursed by the customer whose parts are produced from the tool, are accumulated on the balance sheet and are then billed to the customer. The accumulated costs are billed upon formal acceptance by the customer of products produced with the individual tool. Other tooling costs are not directly reimbursed by the customer. These costs are capitalized and amortized over the life of the related product based on the fact that the related tool will be used over the life of the supply arrangement. To the extent that estimated costs exceed expected reimbursement from the customer we will recognize a loss.

Repair and Maintenance Supply Parts

Repair and Maintenance Supply Parts: We maintain an inventory of repair and maintenance supply parts in support of operations. This inventory includes critical repair parts for all production equipment as well as general maintenance items. The inventory of critical repair parts is required to avoid disruptions in our customers’ just-in-time production schedules due to a lack of spare parts when equipment break-downs occur. All required critical repair parts are on hand when the related production equipment is placed in service and maintained to satisfy the customer model life production and service requirements, which may be 12 to 15 years. As repair parts are used, additional repair parts are purchased to maintain a minimum level of spare parts inventory. Depending on maintenance requirements during the life of the equipment, excess quantities of repair parts arise. Excess quantities are kept on hand and are not disposed of until the equipment is no longer in service. A repair and maintenance supply parts reserve is maintained to recognize the normal adjustment of inventory for obsolete and slow moving supply and maintenance parts. The adequacy of the reserve is reviewed periodically in relation to the repair parts inventory balances. The gross balance of the repair and maintenance supply parts inventory was approximately $2.9 million at June 28, 2015 and $2.3 million at June 29, 2014. The repair and maintenance supply parts inventory balance is included in Other Current Assets in the accompanying Consolidated Balance Sheets. The activity related to the repair and maintenance supply parts reserve was as follows (thousands of dollars):

	Balance, Beginning of Year	Provision Charged to Expense	Amounts Written Off	Balance, End of Year
Year ended June 28, 2015	$585	$348	$313	$620
Year ended June 29, 2014	$500	$102	$17	$585
Year ended June 30, 2013	$500	$195	$195	$500

Intangibles

Intangibles: Intangible assets that have defined useful lives were acquired in the purchase of the power sliding door, lift gate and deck lid system access control products from Delphi Corporation in 2009 and consist of patents, engineering drawings and software. The intangible assets balance is included in Other Long-term Assets in the accompanying Consolidated Balance Sheets. The carrying value and accumulated amortization were as follows (thousands of dollars):

	June 28, 2015	June 29, 2014
Patents, engineering drawings and software	$890	$890
Less: accumulated amortization	(651)	(552)
	$239	$338

The remaining useful life of the intangible assets in the table above is approximately 2.4 years. Intangible amortization expense was $99,000 for each of the years ended June 28, 2015, June 29, 2014 and June 30, 2013. Intangible amortization expense is expected to be $99,000 in each of fiscal years 2016 and 2017, $41,000 in fiscal 2018 and zero thereafter.

Property, Plant and Equipment

Property, Plant and Equipment: Property, plant and equipment are stated at cost. Property, plant and equipment are depreciated on a straight-line basis over the estimated useful lives of the assets as follows:

Classification	Expected Useful Lives
Land improvements	20 years
Buildings and improvements	15 to 35 years
Machinery and equipment	3 to 10 years

Property, plant and equipment consisted of the following (thousands of dollars):

	June 28, 2015	June 29, 2014
Land and improvements	$4,246	$3,269
Buildings and improvements	25,954	21,423
Machinery and equipment	164,367	148,025
	194,567	172,717
Less: accumulated depreciation	(123,441)	(116,936)
	$71,126	$55,781

Depreciation expense was as follows for the periods indicated (thousands of dollars):

Depreciation Expense
2015	$8,716
2014	$8,168
2013	$7,391

The gross and net book value of property, plant and equipment located outside of the United States, primarily in Mexico, were as follows (thousands of dollars):

	June 28, 2015	June 29, 2014
Gross book value	$87,876	$77,445
Net book value	$38,138	$29,804

Long-lived assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to future net undiscounted cash flows expected to be generated by the asset. If an asset is considered to be impaired, the impairment recognized is measured by the excess of the carrying amount of the asset over the fair value of the asset. Assets to be disposed of are reported at the lower of the carrying amount or fair value, less estimated costs to sell. There were no impairments recorded in the years ended June 28, 2015, June 29, 2014 or June 30, 2013.

Expenditures for repairs and maintenance are charged to expense as incurred. Expenditures for major renewals and betterments, which significantly extend the useful lives of existing plant and equipment, are capitalized and depreciated. Upon retirement or disposition of plant and equipment, the cost and related accumulated depreciation are removed from the accounts and any resulting gain or loss is recognized in income.

Supplier Concentrations

Supplier Concentrations: The following inventory purchases were made from major suppliers during each fiscal year noted:

Fiscal Year	Percentage of Inventory Purchases	Number of Suppliers
2015	27%	5
2014	38%	7
2013	38%	7

We have long-term contracts or arrangements with most of our suppliers to guarantee the availability of raw materials and component parts.

Labor Concentrations

Labor Concentrations: We had approximately 3,420 full-time associates of which approximately 260 or 7.6 percent were represented by a labor union at June 28, 2015. The associates represented by a labor union account for all production associates at our Milwaukee facility. The current contract with the unionized associates is effective through September 17, 2018.

Revenue Recognition

Revenue Recognition: Revenue is recognized upon the shipment of products, which is when title passes, payment terms are final, we have no remaining obligations and the customer is required to pay. Revenue is recognized net of estimated returns and discounts, which is recognized as a deduction from revenue at the time of the shipment. Price concessions agreed to with customers are recorded as a reduction of sales at the later of when revenue related to the specific sales is recognized or the date at which the price concessions are offered and committed to.

Research and Development Costs

Research and Development Costs: Expenditures relating to the development of new products and processes, including significant improvements and refinements to existing products, are expensed as incurred. Research and development expenditures were approximately $280,000 in 2015, $700,000 in 2014 and $1.3 million in 2013.

Other Income, Net

Other Income, Net: Net other income included in the accompanying Consolidated Statements of Income and Comprehensive Income primarily included foreign currency transaction gains and losses, realized and unrealized gains and losses on our Mexican Peso option contracts, and Rabbi Trust gains. Foreign currency transaction gains and losses were the result of foreign currency transactions entered into by our Mexican subsidiaries and fluctuations in foreign currency cash balances. We entered into the Mexican Peso currency option contracts during fiscal 2013 to minimize earnings volatility resulting from changes in exchange rates affecting the U.S. dollar cost of our Mexican operations. The Rabbi Trust assets fund our amended and restated supplemental executive retirement plan. The investments held in the Trust are considered trading securities. The impact of these items for the periods presented was as follows (thousands of dollars):

	Years Ended
	June 28, 2015	June 29, 2014	June 30, 2013
Foreign currency transaction gain (loss)	$3,075	$(36)	$(395)
Rabbi Trust gain	96	211	164
Unrealized gain on Mexican peso option contracts	—	—	395
Realized loss on Mexican peso option contracts	—	—	(12)
Other	310	97	177
	$3,481	$272	$329

Self Insurance Plans

Self Insurance Plans: We have self-insured medical and dental plans covering all eligible U.S. associates. The claims handling process for the self-insured plans are managed by a third-party administrator. Stop-loss insurance coverage limits our liability on a per individual per calendar year basis. The per individual per calendar year stop-loss limit was $150,000 in each calendar year 2012 through 2015. Effective January 1, 2011, under Health Care Reform, there is no lifetime maximum for overall benefits.

The expected ultimate cost for claims incurred under the self-insured medical and dental plans as of the applicable balance sheet date is not discounted and is recognized as an expense on our Consolidated Statements of Income and Comprehensive Income. The expected ultimate cost of claims is estimated based upon the aggregate liability for reported claims and an estimated liability for claims incurred but not reported, which is based on an analysis of historical data, current health care trends and information available from the third-party administrator. The expected ultimate cost for claims incurred under the self-insured medical and dental plans that has not been paid as of the applicable balance sheet date is included in Accrued Liabilities: Payroll and Benefits in our accompanying Consolidated Balance Sheets.

Changes in the balance sheet amounts for self-insured plans were as follows (thousands of dollars):

	Balance, Beginning of Year	Provision Charged to Expense	Payments	Balance, End of Year
Year ended June 28, 2015	$420	$4,756	$4,756	$420
Year ended June 29, 2014	$420	$4,600	$4,600	$420
Year ended June 30, 2013	$320	$3,948	$3,848	$420

Warranty Reserve

Warranty Reserve: We have a warranty liability recorded related to our known and potential exposure to warranty claims in the event our products fail to perform as expected, and in the event we may be required to participate in the repair costs incurred by our customers for such products. The recorded warranty liability balance involves judgment and estimates. Our liability estimate is based on an analysis of historical warranty data as well as current trends and information, including our customers’ recent extension and/or expansion of their warranty programs. In recent fiscal periods, our largest customers have extended their warranty protection for their vehicles and have since demanded higher warranty cost sharing arrangements from their suppliers in their terms and conditions to purchase, including from STRATTEC. The 2015 warranty provision included various known or expected customer warranty issues and estimated future warranty costs to be incurred as of June 2015 for which amounts were reasonably estimable. As additional information becomes available, actual results may differ from recorded estimates, which may require us to adjust the amount of our warranty provision. The 2013 warranty provision credit included the impact of favorable adjustments for warranty claims settled during that year.

Changes in the warranty reserve were as follows (thousands of dollars):

	Balance, Beginning of Year	Provision Charged (Credited) to Expense	Payments	Balance, End of Year
Year ended June 28, 2015	$3,462	$8,975	$602	$11,835
Year ended June 29, 2014	$2,500	$1,153	$191	$3,462
Year ended June 30, 2013	$4,958	$(404)	$2,054	$2,500

Foreign Currency Translation

Foreign Currency Translation: The financial statements of our foreign subsidiaries and equity investees are translated into U.S. dollars using the exchange rate at each balance sheet date for assets and liabilities and the average exchange rate for each applicable period for sales, costs and expenses. Foreign currency translation adjustments are included as a component of other accumulated comprehensive loss. Foreign currency transaction gains and losses are included in other income, net in the accompanying Consolidated Statements of Income and Comprehensive Income.

Accumulated Other Comprehensive Loss

Accumulated Other Comprehensive Loss: Accumulated other comprehensive loss was comprised of the following (thousands of dollars):

	June 28, 2015	June 29, 2014	June 30, 2013
Unrecognized pension and postretirement benefit liabilities, net of tax	$18,638	$16,787	$18,944
Foreign currency translation	8,221	3,411	3,268
	$26,859	$20,198	$22,212

Deferred taxes have not been provided for the foreign currency translation adjustments.

The following tables summarize the changes in accumulated other comprehensive loss (“AOCL”) for the years ended June 28, 2015 and June 29, 2014 (thousands of dollars):

	Year Ended June 28, 2015
	Foreign Currency Translation Adjustments	Retirement and Postretirement Plans	Total
Balance June 29, 2014	$3,411	$16,787	$20,198
Other comprehensive loss before reclassifications	5,133	5,654	10,787
Income Tax	—	(2,092)	(2,092)
Net other comprehensive loss before reclassifications	5,133	3,562	8,695
Reclassifications:
Prior service credits (A)	—	753	753
Actuarial gains (A)	—	(3,468)	(3,468)
Total reclassifications before tax	—	(2,715)	(2,715)
Income Tax	—	1,004	1,004
Net reclassifications	—	(1,711)	(1,711)
Other comprehensive loss	5,133	1,851	6,984
Other comprehensive loss attributable
To Non-Controlling interest	(323)	—	(323)
Balance June 28, 2015	$8,221	$18,638	$26,859

	Year Ended June 29, 2014
	Foreign Currency Translation Adjustments	Retirement and Postretirement Plans	Total
Balance June 30, 2013	$3,268	$18,944	$22,212
Other comprehensive loss (income) before reclassifications	140	(665)	(525)
Income Tax	—	246	246
Net other comprehensive loss (income) before reclassifications	140	(419)	(279)
Reclassifications:
Prior service credits (A)	—	752	752
Actuarial gains (A)	—	(3,512)	(3,512)
Total reclassifications before tax	—	(2,760)	(2,760)
Income Tax	—	1,022	1,022
Net reclassifications	—	(1,738)	(1,738)
Other comprehensive loss (income)	140	(2,157)	(2,017)
Other comprehensive income attributable to non-Controlling interest	3	—	3
Balance June 29, 2014	$3,411	$16,787	$20,198

(A)

Amounts reclassified are included in the computation of net periodic benefit cost, which is included in Cost of Goods Sold and Engineering, Selling and Administrative expenses in the accompanying Consolidated Statements of Income and Comprehensive Income. See the Note Retirement Plans and Postretirement Costs in these notes to financial statements.

Accounting For Stock-Based Compensation

Accounting For Stock-Based Compensation: We maintain an omnibus stock incentive plan. This plan provides for the granting of stock options, shares of restricted stock and stock appreciation rights. The Board of Directors has designated 1,850,000 shares of common stock available for the grant of awards under the plan. Remaining shares available to be granted under the plan as of June 28, 2015 were 253,989. Awards that expire or are cancelled without delivery of shares become available for re-issuance under the plan. We issue new shares of common stock to satisfy stock option exercises.

Nonqualified and incentive stock options and shares of restricted stock have been granted to our officers, outside directors and specified associates under the stock incentive plan. Stock options granted under the plan may not be issued with an exercise price less than the fair market value of the common stock on the date the option is granted. Stock options become exercisable as determined at the date of grant by the Compensation Committee of our Board of Directors. The options expire 5 to 10 years after the grant date unless an earlier expiration date is set at the time of grant. The options vest 1 to 4 years after the date of grant. Shares of restricted stock granted under the plan are subject to vesting criteria determined by the Compensation Committee of our Board of Directors at the time the shares are granted and have a minimum vesting period of three years from the date of grant. Restricted shares granted prior to August 2014 have voting and dividend rights, regardless of whether the shares are vested or unvested. Restricted shares granted during August 2014 and thereafter have voting rights, regardless of whether the shares are vested or unvested, but only have the right to receive cash dividends after such shares become vested. The restricted stock grants issued to date vest 3 years after the date of grant.

The fair value of each stock option grant was estimated as of the date of grant using the Black-Scholes pricing model. The resulting compensation cost for fixed awards with graded vesting schedules is amortized on a straight-line basis over the vesting period for the entire award. The expected term of awards granted is determined based on historical experience with similar awards, giving consideration to the contractual terms and vesting schedules. The expected volatility is determined based on our historical stock prices over the most recent period commensurate with the expected term of the award. The risk-free interest rate is based on U.S. Treasury zero-coupon issues with a remaining term commensurate with the expected term of the award. Expected pre-vesting option forfeitures are based primarily on historical data. The fair value of each restricted stock grant was based on the market price of the underlying common stock as of the date of grant. The resulting compensation cost is amortized on a straight line basis over the vesting period. We record stock based compensation only for those awards that are expected to vest.

Unrecognized compensation cost as of June 28, 2015 related to stock options and restricted stock granted under the plan was as follows (thousands of dollars):

	Compensation Cost	Weighted Average Period over which Cost is to be Recognized (in years)
Stock options granted	$457	0.8
Restricted Stock granted	$1,325	1.0

Unrecognized compensation cost will be adjusted for any future changes in estimated and actual forfeitures.

Cash received from stock option exercises and the related income tax benefit were as follows (thousands of dollars):

Fiscal Year	Cash Received from Stock Option Exercises	Income Tax Benefit
2015	$474	$458
2014	$2,683	$729
2013	$770	$421

The intrinsic value of stock options exercised and the fair value of options vested were as follows (thousands of dollars):

	Years Ended
	June 28, 2015	June 29, 2014	June 30, 2013
Intrinsic value of options exercised	$1,375	$2,134	$1,110
Fair value of stock options vested	$382	$444	$266

The grant date fair values and assumptions used to determine compensation expense were as follows:

Options Granted During	2015	2014	2013

Weighted average grant date fair value:
Options issued at grant date market value	n/a	n/a	n/a
Options issued above grant date market value	$34.93	$17.58	$10.48
Assumptions:
Risk free interest rates	1.90%	2.06%	0.95%
Expected volatility	57.83%	58.75%	57.58%
Expected dividend yield	0.62%	1.11%	1.69%
Expected term (in years)	6.0	6.0	6.0

The range of options outstanding as of June 28, 2015 was as follows:

	Number of Options Outstanding/ Exercisable	Weighted Average Exercise Price Outstanding/ Exercisable	Weighted Average Remaining Contractual Life Outstanding (In Years)
$10.92-$18.49	48,914/48,914	$15.30/$15.30	4.2
$22.47-$38.71	105,983/42,189	$29.41/$25.14	6.2
$79.73	9,010/-	$79.73/$-	9.1
		$27.97/$19.86

Income Taxes

Income Taxes: Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of assets and liabilities and their respective tax bases and operating loss carry-forwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences and operating loss carry-forwards are expected to be recovered, settled or utilized. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. Valuation allowances are recorded to reduce deferred tax assets when it is more likely than not that a tax benefit will not be realized. We recognize the benefit of an income tax position only if it is more likely than not (greater than 50 percent) that the tax position will be sustained upon tax examination, based solely on the technical merits of the tax position. Otherwise, no benefit is recognized. The tax benefits recognized are measured based on the largest benefit that has a greater than 50 percent likelihood of being realized upon ultimate settlement. Additionally, we accrue interest and related penalties, if applicable, on all tax exposures for which reserves have been established consistent with jurisdictional tax laws. Interest and penalties on uncertain tax positions are classified in the Provision for Income Taxes in the accompanying Consolidated Statements of Income and Comprehensive Income